Thornburg New York Intermediate Municipal Fund
Semi Annual Report
DECEMBER 31, 2001

Fund facts  Thornburg New York Intermediate Municipal Fund

                Thornburg New York Intermediate
                      Municipal Fund
                         A Shares
SEC Yield                  3.29%
Taxable Equiv. Yield       6.09%
NAV                      $12.52
Max. Offering Price      $12.78

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)

One Year                  3.18%
Three Years               3.66%
Since Inception           4.66%
Inception Date            9/5/97

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders

January 29, 2002

Dear Fellow Shareholder:

I am pleased to present the Semiannual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value of the Fund decreased by 3 cents to $12.52 during the six-month period ending December 31, 2001. If you were with us for the entire period, you received dividends of 27.7 cents per share. If you reinvested dividends, you received 28.0 cents per share.

During the period, interest rates on short-term bonds fell substantially, while interest rates on intermediate-term bonds rose somewhat. Within the Fund, the first part of the ladder (bonds which will mature in five years or less) generally rose in value, while the longer part of the ladder (bonds which mature in more than five years) declined in value.

We now have the steepest municipal bond yield curve in almost ten years. There is a 2.99% yield difference between a one-year and a twenty-year AAA municipal bond. Intermediate bonds benefit from a steep yield curve. In a stable interest rate environment, they tend to rise in value as they move closer to maturity.

Over the course of the year, yields on money market funds have dropped significantly. As of January 22nd, the average taxable money market was yielding 1.46%. If you are a New York investor in the 35% federal tax bracket, that leaves you with only 0.85% after state and federal taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of over 50 municipal obligations from all over New York. 100% of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 8.5 years. We always keep it to 10 years or less. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

  % of portfolio            Cumulative %
  maturing within         maturing by end of

0 to 2 years = 2%           year 2 = 2%
2 to 4 years = 20%          year 4 = 22%
4 to 6 years = 18%          year 6 = 40%
6 to 8 years = 6%           year 8 = 46%
8 to 10 years = 13%         year 10 = 59%
10 to 12 years = 8%         year 12 = 67%
12 to 14 years = 15%        year 14 = 81%
14 to 16 years = 3%         year 16 = 85%
To 18 years = 12%           year 18 = 96%
18 years and over = 4%      over 18 = 100%

As of 12/31/01.  Portfolio holdings can and do vary over time.

The City of New York, and the country, suffered a tragic loss on September 11th. We offer our heartfelt condolences to those who are still feeling the pain of that terrible day. We have no doubt that the city will continue to rebuild and recover and we take heart in the many heroic acts that we have heard about over the last several months.

The economies of the city and state are closely tied to the financial services and tourism sectors. both sectors are in the midst of a cyclical downturn which may continue well into 2002. We expect the city, the state and other municipalities will be hard pressed to maintain balanced budgets. Thankfully, reserve levels have been built up to provide a buffer for these difficult times. Nevertheless, we plan to keep the credit quality of the Fund higher than normal.

Municipal bond issuance soared 43% to $286 billion in 2001. Supply was particularly strong in November and December and helped to create a buyers' market. We had a lot of cash to invest in that time period and were able to take advantage of the market's weakness. As of the beginning of 2002, ten-year AA municipal bonds are trading with over 91% of the yield of ten-year treasury bonds, before accounting for taxes. Municipal bonds rarely get that cheap relative to treasuries. We expect that the ratios will revert back to more normal relationships, and municipals will outperform treasury notes.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform consistently well in varying interest rate environments. Your fund earned Morningstar's 5-star overall rating* for risk-adjusted performance for the period ended December 31, 2001. Thank you for investing in the Thornburg New York Intermediate Municipal Fund.

Sincerely,



George Strickland
Portfolio Manager

Past performance is no guarantee of future results.

*Morningstar proprietary ratings on US-domiciled funds reflect historical risk-adjusted performance as of December 31, 2001. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's three, five, and ten-year (if applicable) annual returns in excess of 90-day US Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day US T-bill returns. The Overall Morningstar Rating(TM) is a weighted average of the fund's three, five and, ten-year (if applicable) risk-adjusted performance. The New York Intermediate Fund received five stars for the three-year period ended 12/31/01. The top 10% of the funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the last 10% receive 1 star. The Fund was rated exclusively against US-domiciled funds. The Fund was rated among 1,647 municipal funds for the three-year period ending 12/31/01.

Statement of assets and liabilities

Thornburg New York Intermediate Municipal Fund

December 31, 2001
(unaudited)

ASSETS
Investments at value (cost $26,470,390)   $28,122,186
Cash ..................................         3,940
Receivable for investments sold .......     1,015,000
Receivable for fund shares sold .......        93,343
Interest receivable ...................       409,111
Prepaid expenses and other assets .....           459

         Total Assets .................    29,644,039

LIABILITIES
Payable for investments purchased .....     1,137,478
Payable for fund shares redeemed ......           488
Accounts payable and accrued expenses .        22,576
Payable to investment advisor (Note 3)         10,153
Dividends payable .....................        39,554

         Total Liabilities ............     1,210,249

NET ASSETS ............................   $28,433,790

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($28,433,790 applicable to 2,271,312 shares
of beneficial interest outstanding - Note 4)  $  12.52

Maximum sales charge, 2.00% of offering
price (2.04% of net asset value per share)        0.26

Maximum Offering Price Per Share             $   12.78


See notes to financial statements.

statement of operations
(unaudited)
                                          Six Months Ended December 31, 2001


INVESTMENT INCOME:
Interest income
(net of premium amortized of $28,141) ...............   $ 714,158


EXPENSES:
Investment advisory fees (Note 3) ...................      68,701
Administration fees (Note 3) ........................      17,175
Service fees (Note 3) ...............................      33,664
Transfer agent fees .................................      13,589
Custodian fees ......................................      11,040
Professional fees ...................................       1,560
Accounting fees .....................................         736
Trustee fees ........................................         297
Other expenses ......................................       1,830

         Total Expenses .............................     148,592
Less:
   Expenses reimbursed by investment advisor (Note 3)     (29,052)

         Net Expenses ...............................     119,540

         Net Investment Income ......................     594,618

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (Note 5)
Net realized gain on investments sold                      36,022
Decrease in unrealized appreciation of investments       (143,481)

         Net Realized and Unrealized
         Loss on Investments                             (107,459)

         Net Increase in Net Assets Resulting
         From Operations                         $        487,159


See notes to financial statements.

Statement of changes in net assets

Thornburg New York Intermediate Municipal Fund
(unaudited)

                                        Six Months Ended     Year Ended
                                        December 31, 2001   June 30, 2001

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
Net investment income .....................   $  594,618    $1,178,610
Net realized gain on investments sold......       36,022        28,632
Increase (decrease) in unrealized
appreciation of investments ........            (143,481)      708,933

Net Increase in Net Assets Resulting
from Operations                                  487,159     1,916,175

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares                                  (594,618)   (1,178,610)

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares                                 2,686,652       752,395

            Net Increase in Net Assets         2,579,193     1,489,960

NET ASSETS:
         Beginning of period                  25,854,597    24,364,637

         End of period               $        28,433,790   $25,854,597


See notes to financial statements.

Notes to financial statements
Thornburg New York Intermediate Municipal Fund
December 31, 2001

Note 1 - Organization

Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg Global Value Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the six months ended December 31, 2001 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the six months ended December 31, 2001, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the six months ended December 31, 2001 the Adviser voluntarily reimbursed certain operating expenses amounting to $29,052.

The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the six months ended December 31, 2001, the Distributor has advised the Fund that it earned commissions aggregating $9 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest

At December 31, 2001 there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $26,776,925. Transactions in shares of beneficial interest were as follows:

                                         Six Months Ended                  Year
                                        December 31, 2001                 June 3
                                        Shares       Amount          Shares
Class A Shares

Shares sold ....................       327,650    $ 4,166,366        264,738
Shares issued to shareholders in
  reinvestment of distributions         29,094        368,528         56,203

Shares repurchased .............      (146,126)    (1,848,242)      (263,900)


Net Increase ...................       210,618    $ 2,686,652         57,041

Notes to financial statements

Thornburg New York Intermediate Municipal Fund
December 31, 2001

Note 5 - Securities Transactions

For the six months ended December 31, 2001, the Fund had purchase and sale transactions (excluding short-term securities) of $5,030,824 and $2,045,000, respectively.

The cost of investments is the same for financial reporting and Federal income tax purposes.

At December 31, 2001, net unrealized appreciation of investments was $1,651,795, resulting from $1,684,098 gross unrealized appreciation and $32,303 gross unrealized depreciation.

Accumulated net realized gains from security transactions included in net assets at December 31, 2001 aggregated $5,070.

At June 30, 2001, the Fund had tax basis capital losses of $7,906 which may be carried over to offset future capital gains. Such losses expire in 2008. In addition, the Fund utilized $7,061 of capital loss carryforwards during the year ended June 30, 2001.

At June 30, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000, of $23,048. For tax purposes, such losses will be reflected in the year ended June 30, 2002.

Financial highlights

Thornburg New York Intermediate Municipal Fund

                                     Six Months Ended                 Year Ended
                                    December 31, 2001                   June 30:
                                            2001       2001      2000       1999     1998(a)

CLASS A SHARES:
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period   $   12.55  $   12.16  $   12.36  $   12.71  $  12.50

Income from investment operations:
         Net investment income .....        0.28       0.62       0.64       0.64      0.52
         Net realized and unrealized
         gain (loss) on investments        (0.03)      0.39      (0.20)     (0.33)     0.21

Total from investment operations ...        0.25       1.01       0.44       0.31      0.73
Less dividends from:
         Net investment income .....       (0.28)     (0.62)     (0.64)     (0.64)    (0.52)
         Net realized gains ........          --         --        --       (0.02)       --

Change in net asset value ..........       (0.03)      0.39      (0.20)     (0.35)     0.21

Net asset value, end of period .....   $   12.52  $   12.55  $   12.16  $   12.36  $  12.71

TOTAL RETURN (b) ...................        1.96%      8.44%      3.65%      2.38%     5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net assets:
Net investment income .............         4.33%(c)   4.95%      5.23%      5.00%     4.99%(c)
Expenses, after expense reductions          0.87%(c)   0.87%      0.76%      0.75%     0.78%(c)
Expenses, before expense reductions         1.08%(c)   1.13%      1.15%      1.16%     1.19%(c)

Portfolio turnover rate ..............      8.03%     21.96%     19.02%      9.06%    42.26%

Net assets at end of period (000) .....$   28,434  $ 25,855  $  24,365  $  24,633   $ 25,472



(a)  Commenced operations on September 5, 1997.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c)  Annualized.

Schedule of investments
Thornburg New York Intermediate Municipal Fund
December 31, 2001
Schedule of Investments Thornburg New York Intermediate Municipal Fund
December 31, 2001    CUSIPS: Class A - 885-215-665
NASDAQ Symbols: Class A - THNYX

700,000                         Bethlehem Central School      Aaa/AAA                       $805,343
                                District General
                                Obligation, 7.10% due
                                11/1/2006 (Insured: AMBAC)
1,000,000                       Brookhaven Industrial         A2/BBB+                       1,001,290
                                Development Agency Civic
                                Facility Revenue, 4.375%
                                due 11/1/2031 , put 11/1/06
                                (Methodist Retirement
                                Community Project;  LOC:
                                Northfork Bank)
215,000                         Canastota Central School      Baa2/NR                       241,946
                                District General
                                Obligation, 7.10% due
                                6/15/2007
205,000                         Canastota Central School      Baa2/NR                       232,433
                                District General
                                Obligation, 7.10% due
                                6/15/2008
1,000,000                       Dutchess County Industrial    NR/AA                         1,086,490
                                Development Agency, 6.05%
                                due 11/1/2019 (Kaatsbaan
                                Dance Center Project)
550,000                         Guam Power Authority          NR/AAA                        617,584
                                Revenue Series A, 6.625%
                                due 10/1/2014 ,
                                pre-refunded 10/1/04 @ 102
1,000,000                       Hempstead Town  Industrial    A3/BBB                        1,019,920
                                Development Agency
                                Resources Recovery Revenue,
                                5.00% due 12/1/2010
                                (America Ref- Fuel Project)
880,000                         Monroe County Industrial      Aa1/NR                        953,075
                                Development Agency Revenue,
                                6.45% due 2/1/2014 (Civic
                                Facility - Depaul Community
                                Facility Project; Insured:
                                Sonyma)
530,000                         Nassau Health Care            Aaa/AAA                       586,731
                                Corporation, 6.00% due
                                8/1/2011 (Insured: FSA)
1,000,000                       New York  Dormitory           Aaa/AAA                       1,034,300
                                Authority Lease Revenue
                                Series A, 5.25% due
                                8/15/2013 (Insured: FSA)
1,000,000                       New York City General         A2/A                          1,124,310
                                Obligation Series B, 7.20%
                                due 8/15/2008 ,
                                pre-refunded 8/15/04 @ 101
250,000                         New York City General         Aaa/A                         281,978
                                Obligation Series B-1,
                                7.30% due 8/15/2010 ,
                                pre-refunded 8/15/04 @ 101
200,000                         New York City Municipal       VMIG1/A1+                     200,000
                                Water Finance Authority,
                                1.80% due 6/15/2024 put
                                01/2/02 (daily demand
                                notes)
1,000,000                       New York City Municipal       Aaa/AAA                       1,110,060
                                Water Finance Authority
                                Series B, 5.75% due
                                6/15/2013  (ETM)*
920,000                         New York City Trust           NR/A                          940,258
                                Cultural Resources Revenue,
                                5.75% due 7/1/2014 (Museum
                                Of American Folk Art
                                Project; Insured: ACA)
500,000                         New York Dormitory            NR/AAA                        557,995
                                Authority Revenue, 7.35%
                                due 8/1/2029 (Jewish
                                Geriatric Project; Insured:
                                FHA)
500,000                         New York Dormitory            Aaa/AAA                       551,600
                                Authority Revenue Series B,
                                6.25% due 5/15/2014 ,
                                pre-refunded 5/15/04
350,000                         New York Dormitory            NR/AA                         367,993
                                Authority Revenues, 5.25%
                                due 7/1/2010 (Insured:
                                Asset Guaranty)
370,000                         New York Dormitory            NR/AA                         387,908
                                Authority Revenues, 5.25%
                                due 7/1/2011 (Insured:
                                Asset Guaranty)
1,000,000                       New York Dormitory            Aa1/NR                        1,072,390
                                Authority Revenues, 6.10%
                                due 7/1/2019 (Ryan Clinton
                                Community Health Center
                                Project;  Insured: Sonyma
                                Mortgage)
375,000                         New York Dormitory            Aaa/A3                        314,303
                                Authority Revenues Capital
                                Appreciation Unrefunded Bal
                                A, 0% due 7/1/2005
                                (Insured: FSA)
1,115,000                       New York Dormitory            Aaa/AAA                       1,138,304
                                Authority Revenues Mental
                                Health Services Facilities
                                Improvement A, 5.50% due
                                2/15/2019 (Insured: MBIA)
250,000                         New York Dormitory            Aaa/AAA                       259,265
                                Authority Revenues
                                Refunding, 5.50% due
                                2/15/2003 (Insured: FSA)
400,000                         New York Environmental        Aaa/AA-                       402,268
                                Facilities Corporation PCR
                                Water Revolving Fund Series
                                B, 7.50% due 3/15/2011
600,000                         New York Environmental        Aaa/AAA                       668,922
                                Facilities Corporation PCR
                                Water Revolving Fund Series
                                E, 6.875% due 6/15/2014 ,
                                refunded 6/01/04 @ 101.5
400,000                         New York Environmental        Aaa/AAA                       439,992
                                Facilities Corporation PCR
                                Water Revolving Fund Series
                                E, 6.875% due 6/15/2014
500,000                         New York General              A2/AA                         613,885
                                Obligation, 9.875% due
                                11/15/2005
665,000                         New York Housing Finance      A3/AAA                        757,382
                                Service Series A, 6.375%
                                due 9/15/2015 ,
                                pre-refunded 9/15/07 @ 100
85,000                          New York Housing Finance      A3/AA-                        90,645
                                Service Unrefunded Balance
                                Series A, 6.375% due
                                9/15/2015
100,000                         New York Medical Care         Aa2/AA                        104,828
                                Facilities Finance Agency
                                Revenue, 6.125% due
                                2/15/2014 (Insured: FHA)
560,000                         New York Medical Care         Aaa/AAA                       580,866
                                Facilities Finance Agency
                                Revenue, 6.40% due
                                11/1/2014 (Insured: FSA)
500,000                         New York Medical Care         Aaa/AAA                       567,780
                                Facilities Finance Agency
                                Revenue Series A, 6.85% due
                                2/15/2017 , pre-refunded
                                2/15/05 @ 102 (Brookdale
                                Hospital Medical Center
                                Project)
500,000                         New York Medical Care         Aaa/AAA                       567,105
                                Facilities Finance Agency
                                Revenue Series A, 6.80% due
                                2/15/2020 , pre-refunded
                                2/15/05 @ 102 (New York
                                Downtown Hospital Project)
665,000                         New York Mortgage Agency      Aaa/NR                        690,782
                                Revenue, 5.85% due
                                10/1/2017
1,000,000                       New York Mortgage Agency      Aa1/NR                        1,017,530
                                Revenue Series 29-B, 6.45%
                                due 4/1/2015
100,000                         New York Municipal Water      VMIG1/A1+                     100,000
                                Finance Authority Water &
                                Sewer Systems Revenue
                                Series 93-C, 1.90% due
                                6/15/2022 put 01/2/02
                                (Insured: FGIC) (daily
                                demand notes)
1,000,000                       New York Series G, 6.75%      Aaa/AAA                       1,144,000
                                due 2/1/2009 (Insured:
                                MBIA)
2,000,000                       New York Urban Development    A3/AA-                        1,533,140
                                Corporation Correctional
                                Facilities Revenue, 0% due
                                1/1/2008
355,000                         Oneida County Industrial      NR/AA                         387,703
                                Development Agency, 6.00%
                                due 1/1/2010 (Insured:
                                Asset Guaranty)
450,000                         Oneida County Industrial      Aa3/NR                        472,041
                                Development Agency Revenue,
                                6.10% due 6/1/2020 (Civic
                                Facility Presbyterian Home
                                Project; LOC: HSBC Bank
                                USA)
750,000                         Port Chester Industrial       NR/AAA                        747,165
                                Development Agency
                                Refunding, 4.75% due
                                7/1/2031 , put 7/1/11 @ 100
                                (American Foundation
                                Project; FNMA
                                Collateralized)
100,000                         Southampton Village General   Aaa/AAA                       108,417
                                Obligation Series B, 7.60%
                                due 9/1/2003 (Insured:
                                MBIA)
210,000                         Utica Industrial              Aa3/NR                        211,686
                                Development Agency Civic
                                Facility Revenue, 5.25% due
                                7/15/2016 (Munson Williams
                                Proctor Institute Project)
625,000                         Valley Central School         Aaa/AAA                       722,150
                                District Montgomery, 7.15%
                                due 6/15/2007 (Insured:
                                AMBAC)
165,000                         Watkins Glen Central School   Aaa/AAA                       181,767
                                District, 7.25% due
                                6/15/2004 (Insured: MBIA)
110,000                         Waverly General Obligation,   Aaa/AAA                       126,656
                                9.05% due 6/15/2004
                                (Insured: MBIA) (ETM)*

                                TOTAL INVESTMENTS (Cost                                     $ 28,122,186
                                $26,470,078)


+Credit ratings are unaudited.
*Escrowed to maturity.
See notes to financial statements.

Index Comparisons

Thornburg New York Intermediate Municipal Fund

Index Comparison
Compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ending December 31, 2001. On December 31, 2001, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 8.5 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

Class A
Average Annual Total Returns (at max. offering price) (periods ending 12/31/01)
One year:                  3.18%
Three years:               3.66%
From inception (9/5/97):   4.66%

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Thornburg NEW YORK INTERMEDIATE MUNICIPAL FUND- A shares
Outperformed Tax-Exempt Money Market Funds

Investors sometimes ask us to compare New York Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $100,000 investment
9/5/97 (inception of Fund) through 12/31/01

$25,000
$20,000
$15,000
$10,000
$5,000
$0
          $13,149          $17,879
Donoghue's Tax-exempt Money Market Fund Average

Thornburg New York Intermediate Municipal Fund
(after capital gains taxes)

The chart above is for the Fund's Class A Shares only. See the inside front cover page for the 30-day SEC yield and the total returns for one year, three years, and since inception for the Class A shares.

Note 1: Future increases, if any, of any of these investments may bear no relationship to prior increases. Quotations for the money fund averages are based upon 30-day yield quotations for tax-exempt money funds as quoted in "Donoghue's Money Fund Report" for the months covered by this analysis.
The increase for the Class A Shares of New York Intermediate Municipal Fund is based upon the dividends paid for the months covered by this analysis, the beginning offering price at $12.76 per share and the ending NAV at $12.52 per share. These investments returned the $100,000 initial investment in addition to the amounts shown above.

Note 2: This analysis does not take into account the effect, if any, caused by state and local income taxes. The portion of the increase, if any, of New York Intermediate Municipal Fund representing appreciation of the share price is assumed to be taxed at a 20% federal tax rate. The average money market fund increases shown above may differ from the return of a particular money market fund. It is not possible to invest in these money fund averages.

Note 3:
Generally, money market funds seek to maintain an investment portfolio with an average maturity of 90 days or less. New York Intermediate Municipal Fund invests in short-to-intermediate maturity municipal obligations. The net asset value of the money funds did not flucuate. The net asset value of the Class A Shares of THNYX did vary from time to time, and will continue to vary in the future due to the effect of changes in interest rates on the value of the investments the Fund holds. The analysis assumes that the investor received the net asset value of the shares owned, plus accrued income, at time of sale. Redemptions are made at the then current net asset value, which may give you a gain or loss when you sell your shares.

Note 4: This analysis assumes that the dividends from each of these investment vehicles were reinvested and compounded monthly. Most money funds declare dividends daily and pay them monthly. New York Intermediate Municipal Fund also declares dividends daily and pays them monthly.

Notes
Thornburg New York Intermediate Municipal Fund

nvestment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.